Exhibit 99.1

Business Outlook Update
■ Strong bookings have continued since March 1, 2010
   Driven by strong demand for PCs and related hardware and
                       continued recovery in automotive sales
   Quarter to date book-to-bill of ~1.5
   ODM inventory levels remain healthy at ~3 weeks